TBCC
                           AMENDMENT TO LOAN AGREEMENT

BORROWER:          ENDOCARE,  INC.
ADDRESS:          7  STUDEBAKER
               IRVINE,  CALIFORNIA  92618
DATE:               APRIL  24,  2000

     THIS AMENDMENT TO LOAN AGREEMENT (the "Amendment") is entered into as of the above date between TRANSAMERICA BUSINESS CREDIT CORPORATION ("TBCC") and the borrower named above ("Borrower") with respect to the Loan and Security Agreement between TBCC and Borrower dated July 29, 1999 (as amended from time to time, the "Loan Agreement"). (This Amendment, the Loan Agreement, the Schedule to the Loan Agreement (the "Schedule"), and all other documents, instruments and agreements between TBCC and the Borrower are referred to herein collectively as the "Loan Documents"). Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement. The parties hereto desire to amend the Loan Agreement as set forth herein, effective as of the date hereof.

     1. MODIFIED CREDIT LIMIT. The section of the Schedule to Loan Agreement entitled "1. Credit Limit (Section 1.1)" is hereby amended in its entirety to read as follows:

     "1.  CREDIT  LIMIT  (Section  1.1):

          An  amount  (the  "Credit  Limit")  not  to  exceed  the  lesser  of:
$5,000,000  at  any  one  time  outstanding;  or  the  sum of (a) and (b) below:
(a) Loans (the "Formula Loans") in an amount not to exceed 80% of the amount of Borrower's Eligible Receivables (as defined in Section 9.1(n) above); plus
(b) Loans (the "Non-Formula Loans") in an amount equal to $4,000,000. Loans made to the Borrower will first be Formula Loans to the extent Formula Loans are available to Borrower (based on the most recent Borrowing Base
Certificate provided by Borrower to TBCC under the Streamlined Facility Agreement of even date), and next Non-Formula Loans to the extent available to Borrower."

     2. INTEREST. The section of the Schedule to Loan Agreement entitled "2. INTEREST (Section 2.1)" is hereby amended in its entirety to read as follows:.
"2. INTEREST. (Section 2.1): The interest rate in effect throughout each calendar month during the term of this Agreement shall be the highest "Base Rate" in effect during such month, plus
(a)  In  the  case  of  Formula  Loans,  2%  per  annum,  and
(b)  In  the  case  of  Non-Formula  Loans,  3.5%  per  annum;
provided that the interest charged for each month shall be a minimum of $10,000, regardless of the amount of the Obligations outstanding. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Base Rate" shall mean the highest prime, base or equivalent rate of interest
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announced  from  time  to time by Citibank, N.A., First National Bank of Chicago
 -
and  Bank of America, N.A. (which may not be the lowest rate of interest charged
 -
by  such  bank)."
     3. REVISED TERMINATION FEE. That portion of section 3 of the Schedule to Loan Agreement regarding Fees relating to the Termination Fee (Section 1.6(b)) is hereby amended to read as follows:
"Termination  Fee  (Section  1.6(b)):  An  amount equal to $10,000 multiplied by
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each  month  (or  portion thereof) from the effective date of termination to the
 --
Maturity  Date, provided that the Termination Fee shall not exceed $90,000.  The
 -
Termination  Fee  shall  be  payable  on  the  date  of  termination."

     4. NEW WARRANTS. Concurrently herewith, and as one of the conditions precedent to the effectiveness hereof, Borrower shall execute and deliver to TBCC (or an affiliate of TBCC as TBCC shall identify), additional warrants to purchase 10,390 shares of common stock of the Borrower at an initial per share exercise price of $15.40.

     5. FEE. In consideration of TBCC entering into this Agreement, Borrower has paid TBCC a fee in the amount of $20,000, which shall be non-refundable and in addition to all interest and other fees payable to TBCC under the Loan Documents.

     6. GENERAL PROVISIONS. This Agreement, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and under-standings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed. This Agreement may be executed in any number of counterparts, which when taken together shall constitute one and the same agreement.

Borrower:                                 TBCC:

ENDOCARE,  INC.                           TRANSAMERICA  BUSINESS  CREDIT
                                          CORP

By:       By: /s/  Paul  W.  Mikus        By: /S/
                 ----------------------          --------------------
Title:   Chief  Executive  Office         Title:


          By: /s/  William  R.  Hughes
                 ----------------------
Title:    Sr.  Vice  President  and
          Chief  Financial  Officer

                                GUARANTOR CONSENT
The undersigned guarantor acknowledges that its consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the fore-going parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed. Nothing herein shall imply any obligation on the part of any party to obtain the consent of the undersigned to any future transaction, whether or not similar to the foregoing.

                                       Advanced  Medical  Procedures,  Inc.

                                       By:     /s/  William  R.  Hughes
                                                   ----------------------
                                       Title:  Sr.  Vice  President  and
                                               Chief  Financial  Officer